                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant / /

     Filed by a party other than the registrant / /

     Check the appropriate box:

     / / Preliminary proxy statement        / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     /X/ Definitive proxy statement

     / / Definitive additional materials

     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                           COACHMEN INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     / / Fee paid previously with preliminary materials.

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     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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                           COACHMEN INDUSTRIES, INC.
                                 P. O. BOX 3300
                             ELKHART, INDIANA 46515
                                  219-262-0123

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 2, 1996

                               ------------------

To the Shareholders of
   COACHMEN INDUSTRIES, INC.

     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of COACHMEN INDUSTRIES, INC., an Indiana corporation, will be held at Coachmen RV Company, Building #11, 423 North Main Street, Middlebury, Indiana, on May 2, 1996 at 10:00 A.M., for the following purposes:

     1. To elect nine directors of the Company to hold office for the ensuing year.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on March 19, 1996, are entitled to notice of and to vote at the meeting. Each such shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

     Whether or not you expect to attend the meeting, please sign, date and return the enclosed proxy in the enclosed envelope.

                                         By Order of the Board of Directors,

                                                GARY L. GROOM
                                                  Secretary

March 25, 1996

     PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE FOR MAILING IN THE UNITED STATES. A PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

                           COACHMEN INDUSTRIES, INC.
                                 P. O. BOX 3300
                             ELKHART, INDIANA 46515
                                  219-262-0123

                               ------------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 2, 1996

                               ------------------

     This Proxy Statement is being mailed to shareholders of COACHMEN INDUSTRIES, INC. (the "Company") on or about March 25, 1996, and is furnished in connection with the Board of Directors' solicitation of proxies to be used at the annual meeting of shareholders to be held on May 2, 1996, at the time and place and for the purposes set forth in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. The shareholder executing the proxy has the power to revoke it at any time prior to the voting thereof. The Annual Report to Shareholders for the year 1995 accompanies this Proxy Statement. Additional copies of the Report may be obtained by writing to the Secretary of the Company.

     The expenses in connection with the solicitation of the enclosed form of proxy, including postage, printing and handling, and actual expenses incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding documents to beneficial owners, will be paid by the Company. It is also expected that solicitation in person or by telephone will be made of some shareholders by certain directors, officers and employees of the Company without extra compensation.

                               VOTING INFORMATION

     Each shareholder is entitled to one vote for each share of the Company's Common Stock held as of the record date. For purposes of the meeting, a quorum means a majority of the outstanding shares. As of the close of business on March 19, 1996, the record date for shareholders entitled to vote at the annual meeting, there were outstanding 7,505,294 shares of Common Stock, entitled to one vote each. In determining whether a quorum exists at the meeting, all shares represented in person or by proxy will be counted. A shareholder may, with respect to the election of directors, (i) vote for the election of all named director nominees, (ii) withhold authority to vote for all named director nominees or (iii) vote for the election of all named director nominees other than any nominee with respect to whom the shareholder withholds authority to vote by so indicating in the appropriate space on the proxy. Proxies properly executed and received by the Company prior to the meeting and not revoked will be voted as directed therein on all matters presented at the meeting. In the absence of a specific direction from the shareholder, proxies will be voted for the election of all named director nominees.

     The affirmative vote of the holders of a majority of the shares present in person or by proxy at the meeting and entitled to vote is required in the election of directors and for any other matter which may properly come before the meeting. Withholding authority to vote for a director nominee will in effect count as a vote against the director nominee. Broker nonvotes will have no effect on any matter at the Annual Meeting.

     The Board of Directors knows of no other matter which may come up for action at the meeting. However, if any other matter properly comes before the meeting, the persons named in the proxy form enclosed will vote in accordance with their judgment upon such matter.

     Shareholders wishing to include proposals in the Company's Proxy Statement and form of proxy for the next Annual Meeting of Shareholders must submit such proposals so that they are received by the Secretary of the Company at the address indicated on page 1 by no later than November 25, 1996.

     The Company's Bylaws provide that notice of proposed shareholder nominations for election of directors must be given to the Secretary of the Company not less than 60 days prior to the meeting at which directors are to be elected. Such notice must contain certain information about each proposed nominee, including his age, business and residence addresses and principal occupation, the number of shares of Common Stock beneficially owned by him and such other information as would be required to be included in a proxy statement soliciting proxies for the election of such proposed nominee. If the Chairman of the meeting of shareholders determines that a nomination was not made in accordance with the foregoing procedures, such nomination is void. The advance notice requirement affords the Board of Directors the opportunity to consider the qualifications of all proposed nominees and, to the extent deemed necessary or desirable by the Board, inform shareholders about such qualifications.

                          STOCK OWNERSHIP INFORMATION

     The following table sets forth, as of the record date, information concerning the only parties known to Coachmen having beneficial ownership of more than 5 percent of its outstanding Common Stock and information with respect to the stock ownership of all directors and executive officers of the Company as a group.

                                                                         NUMBER OF
                                                                           SHARES
                             NAME AND ADDRESS                           BENEFICIALLY   PERCENT
                           OF BENEFICIAL OWNER                             OWNED       OF CLASS
    ------------------------------------------------------------------  ------------   --------
    First Pacific Advisors, Inc.                                           1,184,000     15.8%
    11400 West Olympic Blvd., Suite 200
    Los Angeles, California 90064

    Brinson Partners, Inc.                                                   688,300      9.2%
    209 South LaSalle
    Chicago, Illinois 60604

    Thomas H. Corson                                                         331,625      4.4%
    Chairman of the Board
    P.O. Box 504
    Middlebury, Indiana 46540

    Dorthy S. Corson                                                         296,670      4.0%
    (Wife of Thomas H. Corson)
    P.O. Box 504
    Middlebury, Indiana 46540

    Directors and Executive Officers as a group (10 persons)                 868,850     11.6%(1)

---------------
(1) The stock ownership of the executive officers named in the Summary Compensation Table is set forth under the heading "Election of Directors" except for Gene E. Stout, Executive Vice President, Corporate Development, who owns 10,750 shares of which 6,750 are held under options exercisable within 60 days of the record date for the annual meeting.

                             ELECTION OF DIRECTORS

     At the meeting, nine directors, constituting the entire Board of Directors of the Company, are to be elected to hold office until the next annual meeting of shareholders or until their successors are elected and qualified. Unless otherwise indicated on the proxy form, the authority conferred by the proxy will be used for the purpose of voting in favor of the nine nominees listed below. If any such nominee shall be unable to serve, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxies. The Board of Directors has no reason to believe that any such nominee will be unable to serve. The following information concerning the nominees and the number of shares of Common Stock of the Company owned of record and beneficially as of March 19, 1996 has been furnished by the nominees:

                                                               YEAR FIRST     COMMON STOCK
                                                                ELECTED          OWNED
    NAME AND AGE           PRINCIPAL OCCUPATION(1)              DIRECTOR     MARCH 19, 1996
    ------------           -----------------------             ----------   ----------------
Thomas H. Corson    (68)   Chairman of the Board and              1965      628,295   (8.4%)(3)
                             Chief Executive Officer
Claire C. Skinner   (41)   Vice Chairman of the Board             1993      115,141   (1.5%)(2)(3)
                             (Daughter of Thomas H. Corson and
                             Niece of Keith D. Corson)
Keith D. Corson     (60)   President and Chief Operating          1991       41,450         (2)(3)(4)
                             Officer (Brother of Thomas H.
                             Corson)
Gary L. Groom       (50)   Executive Vice President, Finance      1981        4,750         (2)(4)
                             and Secretary
Philip C. Barker    (69)   Attorney, Hartzog, Barker, Hepler      1969        3,200         (4)
                             & Saunders
R. James Harring    (72)   Retired Vice President and Director    1978        3,200         (4)
                             of Corporate Planning, Motorola,
                             Inc. (diversified electronics
                             manufacturer)
William P. Johnson  (54)   Chairman of the Board of               1978        7,200         (4)
                             Goshen Rubber Co., Inc.
                             (manufacturer of synthetic
                             rubber products)
Philip G. Lux       (67)   Retired President of the Company       1979       52,364         (4)
William G. Milliken (73)   Retired Governor of State of           1985        2,500         (4)
                             Michigan; Director of Total
                             Petroleum (NA) Ltd. and a former
                             Trustee of The Ford Foundation

---------------

(1) All of the nominees have held the positions set opposite their names for more than the past five years except for C.C. Skinner and K. D. Corson. Ms. Skinner was an Executive Vice President of the Company prior to being elected Vice Chairman on May 4, 1995. Mr. Corson was owner and President of Koszegi Products, a soft case manufacturer, for eight years prior to being elected President and a Director of the Company on October 29, 1991. He was employed by the Company on June 1, 1991 in the position of Office of the President.

(2) Includes 5,000 shares held under options exercisable within 60 days of the record date for the annual meeting by T.H. Corson, 6,500 shares by C.C. Skinner, 16,250 shares by K.D. Corson and 3,500 shares by G.L. Groom.

(3) Includes shares, as to which beneficial ownership is disclaimed, held by or for the benefit of family members as follows: T.H. Corson, 296,670 shares, C.C. Skinner, 18,311 shares and K.D. Corson, 18,200 shares.

(4) Less than 1.0%.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

SUMMARY COMPENSATION TABLE

                                                                         LONG-TERM
                                                                       COMPENSATION
                                     ANNUAL COMPENSATION           ---------------------
           NAME AND             ------------------------------     SECURITIES UNDERLYING      ALL OTHER
      PRINCIPAL POSITION        YEAR      SALARY      BONUS(1)         OPTIONS(#)(2)       COMPENSATION(3)
------------------------------  -----    --------     --------     ---------------------   ---------------
Thomas H. Corson                1995     $225,000     $225,000                 --              $24,067
Chairman of the Board and       1994      207,000      207,000             20,000               15,976
Chief Executive Officer         1993      207,000      207,000                 --               35,447
Claire C. Skinner               1995      155,500      133,844              5,000                5,877
Vice Chairman of the Board      1994      150,000      131,404              5,000                3,325
                                1993      127,200      107,656                 --                6,222
Keith D. Corson                 1995      178,000      178,000              5,000                6,034
President and Chief             1994      172,800      172,800              5,000                4,842
Operating Officer               1993      168,000      168,000                 --                4,871
Gary L. Groom                   1995      157,000      117,750              5,000                9,055
Executive Vice President,       1994      152,500      114,375              3,000                5,073
Finance and Secretary           1993      148,200      111,150                 --                9,606
Gene E. Stout                   1995      125,500       75,300              5,000                3,901
Executive Vice President,       1994      121,700       73,020              2,000                2,153
Corporate Development           1993      118,200       70,920                 --                3,905

---------------

(1) The Company has incentive bonus plans for both designated officers and key management personnel. Under these plans and subject to certain limitations and exceptions, bonus payments are made from an amount equal to a maximum of 20% of the result reached by subtracting 6% of the previous year-end net worth from annual earnings, before the bonuses described herein and income taxes.

(2) The options are for a term of five years and become exercisable at the rate of 25% per year at the end of the first year. The option plan permits the optionee to pay for exercise with common stock and to pay withholding tax with shares acquired on exercise.

(3) The Compensation Committee has approved executive deferred compensation agreements for certain corporate and subsidiary officers. These agreements provide monthly payments to executives upon retirement and provide for monthly payments to the executive's beneficiaries should the executive die prematurely. The benefits are funded by the Company's purchase of insurance on the lives of the executive officers. These agreements provide for twenty-year payments upon retirement and are fully funded by the life insurance purchased. The amounts in this column represent the Company's contributions under the deferred compensation plan and interest earned above 120% of the applicable federal rate.

STOCK OPTION GRANTS TABLE

     The following table shows as to the executive officers named above information with respect to options for the Company's Common Stock (without par value) granted under the Company's Key Employees Incentive Stock Option Plan.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                              POTENTIAL
                                                                                              REALIZABLE
                                                  % OF TOTAL                                    VALUE
                                    OPTIONS     OPTIONS GRANTED   EXERCISE   EXPIRATION   ------------------
                                  GRANTED(#)     TO EMPLOYEES      PRICE        DATE        5%        10%
                                  -----------   ---------------   --------   ----------   -------   --------
Claire C. Skinner...............      5,000            3.7          16.375     1/27/00     23,084     49,986
Keith D. Corson.................      5,000            3.7%         16.375     1/27/00     23,084     49,986
Gary L. Groom...................      5,000            3.7          16.375     1/27/00     23,084     49,986
Gene E. Stout...................      5,000            3.7          16.375     1/27/00     23,084     49,986

STOCK OPTION EXERCISES AND VALUES TABLE

     The following table shows information with respect to options for the Company's Common Stock either exercised or having value outstanding under the Company's 1994 Omnibus Stock Incentive Program.

                   AGGREGATED OPTION EXERCISES IN FISCAL 1995
                           AND YEAR END OPTION VALUES

                                                                 NUMBER OF
                             OPTIONS EXERCISED             SECURITIES UNDERLYING            VALUE OF UNEXERCISED
                                  IN 1995                   UNEXERCISED OPTIONS             IN-THE-MONEY OPTIONS
                        ----------------------------        AT DECEMBER 31, 1995           AT DECEMBER 31, 1995*
                        SHARES ACQUIRED      VALUE      ----------------------------    ----------------------------
         NAME             ON EXERCISE      REALIZED*    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----------------------  ---------------    ---------    -----------    -------------    -----------    -------------
Thomas H. Corson......          --          $    --         5,000          15,000        $  44,375       $ 133,125
Claire C. Skinner.....       6,000           62,813         3,250          10,750           31,625          70,688
Keith D. Corson.......          --               --        20,000          10,000          307,500          62,188
Gary L. Groom.........          --               --         2,000           8,500           20,000          54,188
Gene E. Stout.........       1,500           16,688         4,250           7,750           51,469          50,531

---------------

*Market value of the underlying securities at exercise date or year-end as the case may be, minus the exercise price of the options.

BOARD OF DIRECTORS

     The Company's Board of Directors has an Audit Committee consisting of William P. Johnson, Philip C. Barker and Philip G. Lux. The functions of the Audit Committee are to review and approve in advance the scope of the annual audit by the Company's independent public accountants, to review internal audit procedures, to review all matters having a material effect upon the Company's financial operations and to discuss fees paid to the Company's independent public accountants. The committee met three times in 1995.

     The Board of Directors has established a Compensation Committee consisting of Philip C. Barker, William P. Johnson and Philip G. Lux. This committee reviews and approves compensation plans for all senior corporate officers, stock option grants and profit sharing awards. The committee met four times in 1995.

     The Board of Directors had four meetings in 1995. All directors attended at least three meetings. Non-employee directors are paid $8,000 annually, and $1,000 annually for serving on an official committee of the Board. Employee directors receive no compensation as such.

     The Board has no nominating committee, such functions being performed by the entire Board.

                         COMPENSATION COMMITTEE REPORT

     This report of the Compensation Committee and the following Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

COMPENSATION PHILOSOPHY

     In designing its compensation programs, the Company follows its belief that compensation should reflect the value created for shareholders while supporting the Company's strategic goals. In doing so, the compensation programs reflect the following themes:

     - Compensation should be meaningfully related to the value created for shareholders.

     - Compensation programs should support the short- and long-term strategic goals and objectives of the Company.

     - Compensation programs should reflect and promote the Company's values, and reward individuals for outstanding contributions to the Company's success.

     - Short- and long-term compensation play a critical role in attracting and retaining well qualified executives.

     - Federal tax law imposes a $1 million limit on the tax deduction for certain executive compensation payments. Because the total compensation for executive officers is significantly below the $1 million threshold, the Compensation Committee has not had to address the issues relative thereto.

PAY MIX AND MEASUREMENT

     Coachmen's executive compensation is based on three components, each of which is intended to serve the overall compensation philosophy.

     BASE SALARY levels for the Company's executive officers are competitively set relative to companies in the recreational vehicle and manufactured housing industries and other comparable companies. In determining salaries, the Committee also takes into account individual experience and performance. The base salary of the Chairman and Chief Executive Officer was $207,000 for the years 1993 and 1994, and was $225,000 in 1995.

     ANNUAL INCENTIVES for executives are intended to reflect the Company's belief that management's contribution to shareholder returns comes from maximizing earnings and the quality of those earnings. Accordingly, the annual incentive compensation plan is funded from a pre-set portion of the Company's net income which exceeds a threshold return on equity. See footnote 1 to the Summary Compensation Table. The Compensation Committee believes that this program provides an excellent link between the value created for shareholders and the incentives paid to executives. The Chairman and CEO received an annual incentive of $207,000 in 1993 and 1994, and $225,000 in 1995.

     In addition to the incentive compensation described above, certain employees engaged in running specific lines of business receive incentive pay which is tied to the business results of such lines of business. Accordingly, Ms. Skinner is entitled to participate in an incentive pool funded by the profits of the business line she manages, after allowing the Company to achieve what the Committee deems to be an acceptable rate of return from the business. In addition, she receives an incentive bonus based on the return on assets earned by each of the business units she oversees.

     LONG-TERM INCENTIVES, provided through grants of stock options to the named executives and others, are intended to retain and motivate executives to improve long-term stock market performance. Stock options are granted at the prevailing market price and will only have value if the Company's stock price increases. Generally, grants vest in equal amounts annually over four years. Executives must be employed by the Company at the time of vesting in order to exercise the options.

     Stock options are granted to the Chairman and CEO, and to other executives, primarily based on the executive's ability to influence the Company's long-term growth and profitability. In 1994 the CEO was granted an option for 20,000 shares at an option price of $12.875. The only other option granted to the CEO was in January of 1990 when 30,000 shares were granted at an option price of $6.75. This option was exercised in 1994 resulting in a gain of $198,750 based on the market price of the stock at the time of exercise.

     Since all options are granted at the current market price, the value of the option bears a direct relationship to the Company's stock price and is an effective incentive for executives to create value for shareholders. The Committee therefore views stock options as an important component of its long-term performance-based compensation philosophy.

      Philip C. Barker, Chairman,         William P. Johnson, Member
      Compensation Committee              Philip G. Lux, Member

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Philip G. Lux was President and Chief Operating Officer of the Company prior to his retirement on December 31, 1991.

                               PERFORMANCE GRAPH

     The stock price performance shown on the graph below is not necessarily indicative of future price performance. The companies comprising the Peer Group are Fleetwood Enterprises Inc., Skyline Corporation, Thor Industries, Inc. and Winnebago Industries, Inc. The total return of each company in the Peer Group has been weighted according to Coachmen's stock market capitalization.

                      COMPARATIVE FIVE-YEAR TOTAL RETURNS*
                         COACHMEN, S&P 500, PEER GROUP
                     (PERFORMANCE RESULTS THROUGH 12/31/95)

                                   COACHMEN
      MEASUREMENT PERIOD          INDUSTRIES,        S&P 500
    (FISCAL YEAR COVERED)            INC.             INDEX         PEER GROUP
1990                                    100.00          100.00          100.00
1991                                    161.06          130.47          154.46
1992                                    488.06          140.41          233.24
1993                                    465.77          154.56          237.67
1994                                    447.92          156.60          202.39
1995                                    644.45          215.45          247.86

Assumes $100 invested at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in Coachmen common stock, S&P 500, and Peer Group.
* Cumulative total return assumes reinvestment of dividends.

                             ACCOUNTING INFORMATION

     The Company's certified public accountants for the year 1995 were Coopers & Lybrand L.L.P. Such accounting firm is expected to have a representative at the annual meeting of shareholders and will be available to respond to appropriate questions at that time and have an opportunity to make a statement if they desire to do so.

                                       By Order of the Board of Directors,

                                                  GARY L. GROOM
                                                    Secretary

Dated: March 25, 1996

          COACHMEN INDUSTRIES, INC.                                PROXY
          P. O. BOX 3300
          ELKHART, INDIANA 46515

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

             The undersigned hereby appoints Thomas H. Corson, Keith D. Corson and Gary L. Groom, and each of them, as his proxies, each with full power of substitution, to represent and to vote, as designated below, all of the undersigned's Common Stock of Coachmen Industries, Inc. at the annual meeting of shareholders of Coachmen Industries, Inc. to be held on May 2, 1996, and at any adjournment thereof, with the same authority as if the undersigned were personally present.


Caption>

          1. ELECTION OF DIRECTORS         FOR all nominees listed below (except as        WITHHOLD AUTHORITY to vote for
                                           marked to the contrary below)       / /         all nominees listed below  / /


          Thomas H. Corson, Claire C. Skinner, Keith D. Corson,
    Gary L. Groom, Philip C. Barker, R. James Harring, William P. Johnson,
                     Philip G. Lux, William, G. Milliken.

          INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below:

          --------------------------------------------------------------

          2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                (Continued and to be signed on the reverse side.)

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

          THE UNDERSIGNED HEREBY REVOKES ANY PROXY HERETOFORE GIVEN AND ACKNOWLEDGES RECEIPT OF THE NOTICE AND PROXY STATEMENT FOR THE ANNUAL MEETING.

                 Dated:
                       ----------------------------,  1996                   ---------------------------------------------
                                                                                          (Signature)

                                                                              ---------------------------------------------
                                                                                          (Signature)
                                                                              (If the stock is registered in the name of
                                                                              more than one person, the proxy should be
                                                                              signed by all named holders. If signing as
                                                                              attorney, executor, administrator, trustee,
                                                                              guardian, corporate official, etc., please
                                                                              give full title as such.)